Exhibit 10.1(b)

FIRST AMENDMENT TO

USE AND LEASE

THIS FIRST AMENDMENT TO USE AND LEASE AGREEMENT (this “First Amendment”) is made and entered into as of the date state on the City’s signature page below, by and between the CITY AND COUNTY OF DENVER, a municipal corporation of the State of Colorado, on behalf of its Department of Aviation (“the City”); and FRONTIER AIRLINES, INC., a corporation organized and existing under and by virtue of the laws of the State of Colorado (“Airline”).

WITNESSETH

WHEREAS, the City owns and operates Denver International Airport (“DIA” or the “Airport”); and

WHEREAS, the parties hereto entered into a certain Use and Lease Agreement, executed January 1, 2012 by the parties (the “Existing Agreement”);

WHEREAS, capitalized terms used in this First Amendment but not defined shall have the meanings set forth in the Existing Agreement;

WHEREAS, in April of 2015, the Airline and the City entered into discussions relating to the reconfiguration of the Airline’s Demised Premises; and

WHEREAS, the parties now wish to modify certain terms and conditions of the Existing Agreement to formalize the reconfiguration of the Demised Premises.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

1.    The Parties have negotiated the return and relocation of portions of the Demised Premises as set forth in the Existing Agreement. These revisions to the Demised Premises are set forth in “Exhibit C” and “Exhibit D” which are attached hereto and hereby replace “Exhibit C” and “Exhibit D” from the Existing Agreement.

2.    The effective date of this Amendment shall be July 1, 2015 and to continue in effect through the remaining term of the Agreement (December 31, 2016). The parties agree to work cooperatively to accomplish the required relocation, as more fully set forth in Exhibit C and Exhibit D, by September 30, 2015, or as otherwise agreed by the parties, for both gate changes and facility changes. Any available Airline Revenue Credit will be paid on a pro-rata basis for the space used in the Airport during the period of January 1, 2015 to June 30, 2015 and thereafter from July 1, 2015 for the remainder of the lease term.

3.    As Consideration for the return and relocation of the Demised Premises, as more fully set forth on Exhibit C and Exhibit D, Article 3.04, “PAYMENT OF FIXED AND VARIABLE RATES, FEES AND CHARGES” of the Existing Agreement, is hereby modified by adding paragraph C, which reads as follows:

(C)    The Airline will reimburse the City for the costs incurred in order to complete the return and relocation of the Demised Premises. These costs shall not exceed *****. Within a reasonable timeframe, the City agrees to use the reimbursed cost to procure and install comparable common use technology similar to what exists at gates A44 and A46. Frontier agrees to reimburse the City for this work within thirty (30) days upon receipt of invoice based on actual costs, with detailed documentation of such costs.

4.    Except as modified by this First Amendment, all of the terms and conditions of the Existing Agreement shall remain in full force and effect.

5.    This First Amendment shall not be effective or binding on the City until approved and fully executed by all signatories of the City and County of Denver.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Contract Control Number:	PLANE-201206414-01

Contractor Name:	FRONTIER AIRLINES, INC.

By:	/s/ James Dempsey

Name:	James Dempsey
(please print)

Title:	Chief Financial Officer
(please print)

ATTEST: [if required]

By:

Name:
(please print)

Title:
(please print)

Contract Control Number:	PLANE-201206414-01

Contractor Name:	FRONTIER AIRLINES, INC.

IN WITNESS WHEREOF, the parties have set their hands and affixed their seals at Denver, Colorado as of July 1, 2015.

	SEAL	CITY AND COUNTY OF DENVER

	ATTEST:	By:	/s/ Michael B. Hancock
Michael B. Hancock, Mayor

/s/ Debra Johnson
Debra Johnson, Clerk and Recorder, Ex-Officio Clerk of the City and County of Denver

	APPROVED AS TO FORM:	REGISTERED AND COUNTERSIGNED:

D. Scott Martinez, Attorney for the City and County of Denver
		By:	/s/ Cary Kennedy
Cary Kennedy, Manager of Finance

By:	/s/ Max Taylor
Max Taylor, Assistant City Attorney

		By:	/s/ Timothy M. O’Brien
Timothy M. O’Brien, Auditor

A32
A34
A36
A38
A40
A42
A44
A46

CONCOURSE A

PREFERENTIAL AIRCRAFT PARKING POSITIONS

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

[signature]
Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT C GATE LOCATION FRONTIER AIRLINES	
	CO#: fal	DATE: 06/03/15

AC-PKG-FAL-2015

Effective
November 1, 2012
to End of Term

601
603
Frontier Airlines
R16-1-6-E6-N27-1
1070.3 sq. ft.
NIC = Not Included
SCALE 1" = 20.00'

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN
TERMINAL AREA

REVISED	DENVER INTERNATIONAL AIRPORT
09/07/12	EXHIBIT D Terminal Level 6 Frontier Airlines
	DATE: 9/04/08

R16-1-6-15-135

Effective January 1, 2012 to End of Term

Frontier Airlines
R16-1-6-E3-N24-3
1233.6 sq. ft.

NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN
TERMINAL AREA

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT D- Terminal Level 6 Frontier Airlines	
	CO#: fal	DATE: 6/25/05

R16-1-6-15-111

Effective January 1, 2012 to End of Term

2
3
Frontier Airlines
R16-1-5-E4-N23-1
300.0 sq. ft.
NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN
TERMINAL AREA

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Terminal Level 5
Frontier Airlines

CC#: fal

DATE: 8/25/05

R16-1-5-15-61

Effective January 1, 2012 to End of Term

2
Frontier Airlines
R16-1-5-E3-N24-1
460.6 sq. ft.
3
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
NIC = Not Included
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
KEY PLAN
TERMINAL AREA
REVISED
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Terminal Level 5
Frontier Airlines
DATE: 6/23/05
R16-1-5-15-63

Effective January 1, 2012 to End of Term

A32
Frontier Airlines
R17-2-3-W23-S4-1
1925.3 sq. ft.
PREFERENTIAL USE
NIC = Not Included
SCALE 1" = 20.00'
20.0' 10.0' 0 20.0'

Hana Rocub

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Conc. Level
Frontier Airlines

CC#: tal

DATE: 2/24/00

R17-2-3-2-1

Effective January 1, 2012 to End of Term

A34
A36
Frontier Airlines
R17-2-3-W18-S4-1
3907.8 sq. ft. 2/24/00
PREFERENTIAL USE
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

TENANT LEASE LINE

COLUMNS

NIC = Not Included (In Lease or Sq. Ft. Calc.)

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT D Concourse A Conc. Level Frontier Airlines	
	CO#: fsi	DATE: 2/24/00

R17-2-3-15-3

Effective January 1, 2012 to End of Term

A38
Frontier Airlines
R17-2-3-W11-S4-1
1907.7 sq. ft.
PREFERENTIAL USE
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
KEY PLAN CONCOURSE A
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
MANAGER OF DESIGN
REVISED
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
DATE: 2/24/00
R17-2-3-15-5
N/C = Not Included

Effective January 1, 2012 to End of Term

PREFERENTIAL USE PREMISES
Frontier Airlines
R17-2-3-E5-S4-1
1997.5 sq. ft.
40
42
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
NIC = Not Included
KEY PLAN CONCOURSE A

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT D Concourse A Conc. Level Frontier Airlines	
	CC#: fal	DATE: 2/08/07

R17-2-3-15-7

Effective January 1, 2012 to End of Term

42
PREFERENTIAL USE PREMISES
Frontier Airlines
R17-2-3-E8-S4-1
2143.5 sq. ft.
NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
KEY PLAN CONCOURSE A
REVISED
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
DATE: 2/08/07
R17-2-3-2-2

Effective July 1, 2015 to End of Term

44
PREFERENTIAL USE PREMISES
Frontier Airlines
R17-2-3-E11-S4-1
2140.4 sq. ft.
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

R17-2-3-15-6

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Conc. Level
Frontier Airlines

CO#: fal

DATE: 2/08/07

Effective July 1, 2015 to End of Term

46
PREFERENTIAL USE PREMISES
Frontier Airlines
R17-2-3-E16-S4-1
1987.9 sq. ft.
SCALE 1" = 20.00'
20.0' 10.0' 0 20.0'
NIC = Not Included

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

R17-2-3-15-11

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D-
Concourse A Conc. Level
Frontier Airlines

CC#: fal

DATE: 2/5/07

Effective January 1, 2012 to End of Term

Frontier Airlines
R17-2-3-W13-S4-1
1058.5 sq. ft.
EXCLUSIVE USE PREMISES
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
KEY PLAN CONCOURSE A
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
MANAGER OF DESIGN
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
REVISED
DATE: 2/24/00
R17-2-3-15-4
NIC = Not Included

Effective January 1, 2012 to End of Term

Frontier Airlines
R17-2-3-W13-S4-3
373.8
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
KEY PLAN CONCOURSE A
REVISED
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Conc. Level
Frontier Airlines
DATE: 8/31/07
R17-2-3-15-123
NC = Not Included

Effective July 1, 2015 to End of Term

Frontier Airlines, Inc.
R17-2-4-E19-S3-1
117.9 sq. ft.

CONC. WALL (BY CITY)
STUD/GYPSUM WALL (BY CITY)
GLASS WALL (BY CITY)
TENANT LEASE LINE
COLUMNS
NIC = Not Included (In Lease or Sq. Ft. Calc.)

SCALE 1" = 20.00'

20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Mezz Level 4
Frontier Airlines, Inc.

CC#: fol

DATE: 06/01/15

R17-2-4-15-119

Effective July 1, 2015 to End of Term

Frontier Airlines, Inc.
R17-2-4-E18-S5-1
1253.8 sq. ft.

CONC. WALL (BY CITY)
STUD/GYPSUM WALL (BY CITY)
GLASS WALL (BY CITY)
TENANT LEASE LINE
COLUMNS
NIC = Not Included (In Lease or Sq. Ft. Calc.)

SCALE 1" = 20.00'
20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT
EXHIBIT D
Concourse A Mezz Level 4
Frontier Airlines, Inc.

CC#: fal
DATE: 06/01/15

R17-2-4-15-120

Effective July 1, 2015 to End of Term

Frontier Airlines
R17-2-4-E21-N4-1
174.9 sq. ft.
Coorídor
R17-2-4-E20-N4-2
206.5 sq. ft.
TENANT LEASE LINE
COLUMNS
NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

Frontier's share of corridor: 36.9% or 76.2 sq. ft.

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT D Concourse A Mezz. Level Frontier Airlines	
	CC# fol	DATE: 06/01/15

R17-2-4-15-30

Effective July 1, 2015 to End of Term

Frontier Airlines
R17-2-4-E21-N2-2
658.0 sq. ft.

TENANT LEASE LINE

COLUMNS

NIC = Not Included
(In Lease or Sq. Ft. Calc.)

SCALE 1" = 20.00'

20.0' 10.0' 0 20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Mezz. Level
Frontier Airlines

CC#: fol

DATE: 06/01/15

R17-2-4-15-29

Effective July 1, 2015 to End of Term

5E 6E
Frontier Airlines
R17-2-2-E12-S4-2
4304.2 sq. ft.
TENANT LEASE LINE
NIC = Not Included
SCALE 1" = 20.00'
20.0'
10.0'
0
20.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT	
	EXHIBIT D Concourse A Apron Level Frontier Airlines	
	CC#:	DATE: 05/18/15

R17-2-2-15-165

Effective July 1, 2015 to End of Term

EFFECTIVE 2/1/07
FRONTIER AIRLINES
782.7 sq. ft.

NIC = Not Included

SCALE 1" = 30.00'

30.0' 0 30.0'

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT D
Concourse A Apron Level
FRONTIER AIRLINES

CC#: FAL

DATE: 1/30/07

R17-2-2-15-137

Effective January 1, 2012 through End of Term

Frontier Airlines
R17-2-2-E2-S7-1
420.5 sq. ft.
MANAGER OF DESIGN
NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.
KEY PLAN CONCOURSE A
REVISED
DENVER INTERNATIONAL AIRPORT
EXHIBIT D
FRONTIER AIRLINES
CONCOURSE A - APRON LEVEL
DATE: 5/02/07
R17-2-2-15-76

Effective January 1, 2012 through End of Term

Frontier Airlines
R17-2-2-E5-S2-4
240. 1 sq. ft.
SCALE 1" = 20.00'
20.0' 10.0' 0 20.0'
NIC = Not Included

MANAGER OF DESIGN

NOTE: This exhibit depicts only square footage of leased area based upon planning data and is not intended to address construction details.

KEY PLAN CONCOURSE A

REVISED	DENVER INTERNATIONAL AIRPORT
	EXHIBIT D Concourse A Apron Level Frontier Airlines
	CC#: 1of DATE: 10/04/06

R17-2-2-15-17

Effective July 1, 2015 to End of Term

Frontier Airlines Storage
R17-2-1-E15-S6-1
953.6 sq. ft.
CONC. WALL (BY CITY)
STUD/GYPSUM WALL (BY CITY)
GLASS WALL (BY CITY)
TENANT LEASE LINE
COLUMNS
NIC = Not Included
(In Lease or Sq. Ft. Calc.)
SCALE 1" = 25.00'
25.0'
12.5'
0
25.0'

NOTE:
This exhibit depicts only approximate dimensions and square footage of leased area based upon planning data and is not intended to show dimensions for construction details.

Director of Facilities Services

KEY PLAN CONCOURSE A

CITY AND COUNTY OF DENVER

REVISED

DENVER INTERNATIONAL AIRPORT

EXHIBIT A
Concourse A Bsmt. Level
Frontier Airlines

CC#: fal

DATE: 06/09/15

R17-2-1-15-47